                                              [Type A: 2 year w/window CIC]

                             CHANGE IN CONTROL AGREEMENT

         The undersigned employee ("Employee") and Sunrise Medical Inc., a Delaware corporation (the "Company"), desire to enter into this Agreement (the "Agreement") as of the date set forth below for the purpose of providing for certain rights and obligations following a Change in Control. In consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         SECTION 1. TERMS AND CONDITIONS. The Terms and Conditions attached hereto are incorporated herein by this reference and shall be part of the Agreement and binding on the Company and Employee. Neither the Agreement nor any of the Terms and Conditions incorporated in the Agreement may be waived or modified except in a written waiver or amendment signed by the Company and the Employee. Capitalized terms used in the Agreement shall have the meanings set forth herein or in the Terms and Conditions.

         SECTION 2. SEVERANCE PAYMENT. The term "Severance Payment" when used in the Agreement shall mean an amount equal to the following:

    Two times the sum of (i) Employee's annual salary in effect as of the Date of Termination or immediately prior to the Change in Control, whichever salary is greater, and (ii) the amount of the Employee's target bonus under the Company's Management Incentive Bonus Plan (and any successor and supplemental bonus plan or plans) in effect for the fiscal year during which the Date of Termination occurs or during the fiscal year during which the Change of Control occurs, whichever bonus is greater.

          SECTION 3. TERMINATION OF EMPLOYMENT FOR ANY OR NO REASON. Notwithstanding any other provision set forth in the Agreement to the contrary, Employee shall be entitled to terminate his employment for any or no reason during the 30-day period commencing on the first anniversary of the date of a Change in Control and such termination of employment shall be deemed automatically to be a termination of employment for Good Reason for purposes of the Agreement, entitling Employee to payment of the severance payment referenced above and the benefits, bonuses and other payments referenced in the attached Terms and Conditions.

         IN WITNESS WHEREOF, Employee and the Company have entered into this Agreement, effective as of the date set forth below.



Date:  June 27, 1997

SUNRISE MEDICAL INC.

Signed:                                Signed:
      ----------------------------            --------------------------------


Address: 2383 Faraday Avenue, Suite 200
         Carlsbad, CA 92008
Phone:   (760) 930-1500
Fax:     (760) 930-1575

                                                       [Type B: 2 year CIC]

                             CHANGE IN CONTROL AGREEMENT

         The undersigned employee ("Employee") and Sunrise Medical Inc., a Delaware corporation (the "Company"), desire to enter into this Agreement (the "Agreement") as of the date set forth below for the purpose of providing for certain rights and obligations following a Change in Control. In consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         SECTION 4. TERMS AND CONDITIONS. The Terms and Conditions attached hereto are incorporated herein by this reference and shall be part of the Agreement and binding on the Company and Employee. Neither the Agreement nor any of the Terms and Conditions incorporated in the Agreement may be waived or modified except in a written waiver or amendment signed by the Company and the Employee. Capitalized terms used in the Agreement shall have the meanings set forth herein or in the Terms and Conditions.

         SECTION 5. SEVERANCE PAYMENT. The term "Severance Payment" when used in the Agreement shall mean an amount equal to the following:

    Two times the sum of (i) Employee's annual salary in effect as of the Date of Termination or immediately prior to the Change in Control, whichever salary is greater, and (ii) the amount of the Employee's target bonus under the Company's Management Incentive Bonus Plan (and any successor and supplemental bonus plan or plans) in effect for the fiscal year during which the Date of Termination occurs or during the fiscal year during which the Change of Control occurs, whichever bonus is greater.

         IN WITNESS WHEREOF, Employee and the Company have entered into this Agreement, effective as of the date set forth below.



Date:  June 27, 1997

SUNRISE MEDICAL INC.

Signed:                                Signed:
      ----------------------------            --------------------------------

Address: 2383 Faraday Avenue,Suite 200
         Carlsbad, CA 92008
Phone:   (760) 930-1500
Fax:     (760) 930-1575

                             [Type C: 2 year declining: 1 year minimum CIC]

                             CHANGE IN CONTROL AGREEMENT

         The undersigned employee ("Employee") and Sunrise Medical Inc., a Delaware corporation (the "Company"), desire to enter into this Agreement (the "Agreement") as of the date set forth below for the purpose of providing for certain rights and obligations following a Change in Control. In consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         SECTION 6. TERMS AND CONDITIONS. The Terms and Conditions attached hereto are incorporated herein by this reference and shall be part of the Agreement and binding on the Company and Employee. Neither the Agreement nor any of the Terms and Conditions incorporated in the Agreement may be waived or modified except in a written waiver or amendment signed by the Company and the Employee. Capitalized terms used in the Agreement shall have the meanings set forth herein or in the Terms and Conditions.

         SECTION 7. SEVERANCE PAYMENT. The term "Severance Payment" when used in the Agreement shall mean an amount equal to the following:

         IF THE DATE OF TERMINATION OCCURS AT ANY TIME DURING THE FIRST YEAR following the Change in Control, the Severance Payment shall be an amount equal to the sum of (i) the Employee's annual salary in effect as of the Date of Termination or immediately prior to the Change in Control, whichever salary is greater, and (ii) the amount of the Employee's target bonus under the Company's Management Incentive Bonus Plan (and any successor and supplemental bonus plan or plans) in effect for the fiscal year during which the Date of Termination occurs or during the fiscal year during which the Change in Control occurs, whichever bonus is greater (the sum of (i) and (ii) being referred to herein as the "Annual Compensation Amount"), and (iii) an amount determined by multiplying the Annual Compensation Amount by a fraction, the numerator of which shall be the number of days in the period which commences on the Date of Termination and ends on the last day of the first year following the Change in Control, and the denominator of which shall be 365.

         IF THE DATE OF TERMINATION OCCURS AT ANY TIME DURING THE SECOND YEAR following the Change in Control, the Severance Payment shall be an amount equal to the Annual Compensation Amount.

         IN WITNESS WHEREOF, Employee and the Company have entered into this Agreement, effective as of the date set forth below.

Date:  June 27, 1997

SUNRISE MEDICAL INC.



Signed:                                Signed:
      ----------------------------            --------------------------------

Address: 2383 Faraday Avenue,Suite 200
         Carlsbad, CA 92008
Phone:   (760) 930-1500
Fax:     (760) 930-1575


                                          2